                                                                 Exhibit 10.26

                                FREEDOM LEASE(R)
                       Closed End Vehicle Lease Agreement
                                 Consumer Paper

[LOGO] BANK ONE(R)

AGREEMENT TO LEASE

You agree to lease the Vehicle from us subject to the terms and conditions of this Lease. The terms and conditions of your Lease are stated below and on the reverse side. This Agreement ("Lease") covers your lease from us of the motor vehicle ("Vehicle") described on the reverse side with all equipment, parts and accessories. The words "you" and "your" mean each Lessee who signs the Lease, jointly and severally; the words "we," "us" and "our" mean the Lessor who signs this Lease. The Vehicle you selected for this Lease has been (or will be) purchased by the Lessor from the Seller who arranged for this Lease.

VEHICLE USE AND AUTHORITY TO OPERATE

Unless otherwise provided in this Lease, you agree that the Vehicle will be used primarily for personal, family or household use. You further agree that you: (1) will comply with, and will not violate, nor permit anyone else to violate, the applicable laws and regulations of local, state and federal governments concerning the operation of motor vehicles; and (2) will not use, or permit anyone else to use the Vehicle for unlawful purposes. You agree to pay when due all parking, traffic, or other fines and penalties that are imposed on the Vehicle or on any driver of the Vehicle during the lease term or until the Vehicle is returned to the Lessor.

In addition, the Vehicle will: (1) not be used or operated by persons other than your employees, agents and members of your immediate family, all of whom (i) must be properly authorized and licensed to operate the Vehicle; and (ii) will not be under the influence of alcohol or drugs while operating the Vehicle; (2) not be used for drivers' training purposes or to transport passengers for hire;
(3) not be used, or permitted to be used for any purpose which would cause any required insurance coverage to be suspended or canceled; (4) not be used in a reckless or negligent manner, nor in excess of its rated capacity; (5) not be relocated from the continental Untied States; and (6) be subject to the restrictions in the TRANSFER OF INTERESTS section.

o Notice to Lessor Required. In addition to the above promises, you represent that you are currently licensed to drive the Vehicle (or vehicles of its classification) in the state where you live. As a condition of this Lease, you must maintain your license at all times during the lease term. You agree to notify us in writing immediately if: (1) your driver's license authority is suspended, revoked, canceled, expired, or is limited in any way; (2) the Vehicle is taken or held by any government authority for any reason; and (3) you are charged with a crime, driving violation or other violation that could result in the restriction of your authority to drive or in the Vehicle being taken or held by any government authority. Failure to notify us is an event of default under this Lease. These requirements and your promises also apply to each driver who regularly drives the Vehicle.

REFUNDABLE SECURITY DEPOSIT

The refundable Security Deposit, if required (1) shall not be considered as rent; (2) must be paid when you sign this Lease; and (3) shall be held by us as security without interest thereon accruing to your benefit, unless otherwise required by law. Refund of any amount remaining after all of your obligations and liabilities under this Lease have been satisfied will be made at the termination of this Lease, and is subject to offset of any amount that you still owe us.

TITLE AND REGISTRATION

The Vehicle is duly owned by us and will be titled and registered in our name, duly recorded, and will bear valid license plates. You do not acquire any right, title or interest in or to the Vehicle except the right of use, subject to the terms and conditions of this Lease.

TAXES AND FEES

Unless specifically included in the Monthly Lease Payments and subject to adjustments made because of changes in laws or regulations, you will pay when due: (1) all sales, use, excise, personal property, ad valorem or other taxes, except our income taxes; (2) all assessments, fees and charges payable with respect to the ownership, possession, rental, transportation or delivery of the Vehicle; (3) all fees and expenses resulting from licensing, registration, inspection or other governmental requirements, now or hereafter existing; and
(4) all fees, assessments and charges resulting from you moving to another location within the continental United States.

INSURANCE

a. You shall be responsible for obtaining and maintaining insurance coverage with a duly licensed insurer acceptable to us. All insurance shall be in force continuously during the lease term from the time the Vehicle is delivered to you until the Vehicle is returned to us. Such [ILLEGIBLE]. If the Lease is terminated under this section and we do not receive insurance proceeds to compensate for the total loss of the Vehicle, then the charges described in the EARLY TERMINATION AND DEFAULT CHARGES section will apply.

INDEMNITY

To the fullest extent permitted by law, you will indemnify and hold us free and harmless from any liability, judgment, loss, cost, theft, damage or expense, including reasonable attorneys' fees which we may suffer or incur as a result of any claim by any person(s), including, but not limited to, you or your agents or employees, arising out of, or resulting from, the manufacture, delivery, actual or alleged ownership, performance, use, operation, possession, selection, leasing or return of the Vehicle and the cargo or contents thereof, whether such claim is based on negligence, breach of contract, breach of warranty, absolute liability or otherwise.

CONFISCATION

Upon the confiscation of the Vehicle by a governmental agency as a result of the alleged illegal use of such Vehicle, or for any other reason, you agree to reimburse us as described in the EARLY TERMINATION AND DEFAULT CHARGES section, and for such other expenses as we may incur as a result of such confiscation.

TRANSFER OF INTERESTS

YOU AGREE TO DEFEND OUR TITLE TO THE VEHICLE. YOU PROMISE NOT TO ASSIGN, TRANSFER, SUBLEASE OR PLEDGE YOUR RIGHTS UNDER THIS LEASE TO ANY OTHER PERSON OR ENTITY, OR TO GIVE ANYONE OR ALLOW ANYONE TO OBTAIN A SECURITY INTEREST OR LIEN IN THE VEHICLE UNDER THIS LEASE.

You understand and agree that we may assign or transfer our rights under this Lease and upon notification to you of such action, you agree to make payments as due to the Assignee.

GOVERNING LAW

THIS LEASE AND ANY AGREEMENT CREATED IN CONNECTION WITH THIS LEASE WILL BE CONSTITUTED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE WHERE YOU RESIDE AT THE TIME THIS LEASE IS SIGNED.

NOTICE TO MOTOR VEHICLE LESSEE

Federal Law requires that you disclose the mileage to us in connection with the transfer of ownership. Failure to complete an odometer disclosure statement and return it to us or making a false statement may result in fines and/or imprisonment. Therefore, it is important that you complete and return to us the odometer disclosure statement when the Lease terminates.

You will be provided an odometer disclosure statement to complete prior to the termination of the Lease.

LATE CHARGES

Unless prohibited by law, you agree to pay a Late Charge on any Monthly Lease Payment which is overdue by more than 10 days equal to 5% of the amount of the later payment or $25, whichever is less. If this Lease is governed by North Carolina law, you agree to pay a Late Charge on any Monthly Lease Payment which is overdue by more than 15 days equal to 4% of the amount of the payment that is past due. If your delinquency requires additional collection costs or activity, we may also collect a charge based on the costs we incurred (and on any applicable state law), unless prohibited by law.

DEFAULT

At our option, we may terminate this Lease before the end of its term under any of the conditions listed below. These conditions are also conditions of default.

      (1)   You do not make a payment when it is due;

      (2) You fail to keep any promises you make in connection with this Lease;

      (3) You are the subject of a proceeding in bankruptcy, dissolution, receivership, or insolvency against you or your property, or you [ILLEGIBLE]

FREEDOM LEASE(R)         Closed End Vehicle Lease Agreement       Consumer Paper

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VEHICLE DESCRIPTION
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MODEL YEAR                97
MAKE                      TOYOTA
MODEL                     4RUNNER
PRIMARY DRIVER            DISPLAY ARTS INC
VIN NO.                   JT3HN86RXV0129335
BEGINNING MILEAGE         5
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ACCOUNT NUMBER _________________________

OPTIONAL MECHANICAL BREAKDOWN PROTECTION

By initialing below, you have decided to purchase optional Mechanical Breakdown Protection ("MBP") coverage. You understand that this coverage is NOT required under the Lease. MBP covers the repair of certain major mechanical breakdowns of the Vehicle. This protection ends N.A. months from the date of delivery or when the Vehicle's odometer shows N.A. miles, whichever occurs first. You have reviewed a copy of the contract, describing the terms and protections of the MBP. A copy of the completed contract will be sent to you as soon as practicable.

                  ----------------        -------------------

                  ----------------        -------------------

MONTHLY LEASE PAYMENT

     EACH MONTHLY LEASE PAYMENT CONSISTS OF:
     a.   Monthly Rental ......................................    $      331.87
                                                                   -------------
     b    Sales/Use Tax .......................................    $       19.91
                                                                   -------------
     c.   ______________ ......................................    $         N/A
                                                                   -------------
     d.   ______________ ......................................    $         N/A
                                                                   -------------

Total Monthly Lease Payment (a + b + c + d) ...................    $      351.78
                                                                   -------------
AMOUNT DUE WHEN YOU SIGN

     BASIC AMOUNT DUE WHEN YOU SIGN:
     e.   First Monthly Lease Payment .........................    $      351.78
                                                                   -------------
     f.   Refundable Security Deposit .........................    $         N/A
                                                                   -------------
     g.   Subtotal (e + f) ....................................    $      351.78
                                                                   -------------

OTHER CHARGES PAYABLE WHEN YOU SIGN (If Applicable)

     h.   Capitalized Cost Reduction (Cash) ...................    $     2800.00
                                                                   -------------
     i.   Capitalized Cost Reduction (Trade) ..................    $         N/A
                                                                   -------------
     j.   Tax on Capitalized Cost Reduction ...................    $      168.00
                                                                   -------------
     k.   Sales Tax ...........................................    $         N/A
                                                                   -------------
     l.   Registration Fees ...................................    $      104.00
                                                                   -------------
     m.   TN LOCAL TAXES ......................................    $       96.99
                                                                   -------------
     n.   Other MISC UPFRONT FEES .............................    $         N/A
                                                                   -------------

     o    Subtotal (h + i + j + k + l + m + n) ................    $     3168.99
                                                                   -------------

TOTAL AMOUNT DUE WHEN YOU SIGN (g + o) ........................    $     3520.77
                                                                   -------------

TERM

The term of this Lease is for 39 months. You agree that the first monthly payment is due the day this Lease is signed and that all subsequent payments are due on the 30TH day of each month thereafter.

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[ILLEGIBLE]
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By signing this Lease, you acknowledge and accept delivery of the Vehicle described in this Lease. You acknowledge having a reasonable opportunity to inspect the Vehicle, that it is in acceptable condition, and that it has all of the options and features that you requested.

LEASE DATE (DELIVERY DATE) 08/30/97

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(2) It is your obligation to repair any damage resulting from the removal of a cellular phone or radar detector or other similar type of equipment. Repairs of such damage are subject to our approval and acceptance.

(3) The amount of your Monthly Lease Payment was determined by us, in part, on your using the Vehicle within the permitted mileage limitations as set forth in the PERMITTED AVERAGE MONTHLY MILEAGE section. For excess mileage you agree to pay us $.14 per mile.

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ENTIRE AGREEMENT
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This Lease constitutes the entire agreement between you and us, and no other agreement on any way modifying any of the terms hereof will be binding upon us unless made in writing and signed by us. All prior proposals, negotiations and representations, if any, made with reference hereto are merged herein. If any of the provisions hereof are determined to be unenforceable, invalid or illegal, the remaining provisions of this Lease will not be affected.


/s/ Display Arts                          /s/ [ILLEGIBLE]
---------------------------               ----------------------------
Signature of Lessee                       Signature of Co-Lessee

By:                                       By:
    -----------------------                   -------------------------

Title: President                          Title:
       --------------------                      ----------------------

NOTICE TO MICHIGAN LESSEES - EARLY TERMINATION CHARGE

In the event this Lease is terminated prior to the end of its term, the charge for early termination determined by us may be different than the actual cash value of the Vehicle which may be determined by the insurer of the Vehicle. You will be required to pay the difference between our charges on early termination and the insurer's actual cash value.

By your initials, you acknowledge and agree that you have read and understand this notice.

                  ----------------        -------------------

                  ----------------        -------------------

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LESSEE'S INSURANCE
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

any exclusions, must be reasonably acceptable to us. You shall bear the cost of the insurance with at least the following minimum insurance coverage limits:

      (1) Liability for bodily injury or death of (i) $100,000 each person and $300,000 each accident, or (ii) $300,000 combined single limit coverage;

      (2)   Liability for property damage of $50,000 for each accident;

      (3)   Collision and upset, subject to a maximum $500 deductible;

      (4) Fire, theft and comprehensive (for passenger cars), or fire, theft and combined additional insurance (for trucks); and

      (5) Uninsured motorist coverage and/or personal injury protection as required by the law in the state where the Vehicle is kept.

b. You shall furnish us a certificate of insurance, evidencing the issuance of a policy or policies for the Vehicle which complies with the terms of this Lease. You shall at all times comply with all of the conditions of the insurance policy. In the event that the insurance coverage is not obtained, the Vehicle shall not be used by you and will be returned to and stored by us at your expense, until the proper coverage is obtained, or, at our option, we may obtain coverage to protect the Vehicle at your expense.

c. We shall be named as Additional Insured and as Loss Payee in all policies covering the Vehicle.

d. You shall: (1) promptly report to us in writing (i) all accidents, damage to the Vehicle and collisions, irrespective of fault, injury, loss or damage and
(ii) any suit, demand or claim, whether or not justified; and (2) cooperate fully with us and the insurer in all accident investigations, claim and litigation procedures.

e. You will release to us all insurance proceeds for loss or damage to the Vehicle. You will pay for all repairs that are not covered by Insurance proceeds. In the event of a total loss, your responsibility will be determined as agreed in the VEHICLE THEFT, LOSS OR DESTRUCTION section.

f. You shall pay us upon demand any disbursement we make on your behalf under this section.

PRESUMPTION OF GOOD CONDITION

It shall be conclusively presumed that the Vehicle, upon the delivery and acceptance by you, is in good order and repair for all purposes in your dealings with us.

WARRANTIES

The Vehicle is subject to the manufacturer's standard written new vehicle warranty. This Lease does not impair your rights under that warranty.

You expressly agree and understand that you have selected and agreed to lease the Vehicle "AS IS." Even though the Vehicle is subject to the manufacturer's warranty, WE, THE LESSOR, MAKE NO WARRANTY EITHER EXPRESS OR IMPLIED, AS TO THE CONDITION OF THE VEHICLE OR ANY PART OR ACCESSORY OF THE VEHICLE, ITS MERCHANTABILITY OR FITNESS OR ANY PARTICULAR PURPOSE, or as to any obvious or hidden defects in material, workmanship or otherwise. No such defect or unfitness shall in any way affect your obligations to comply with the terms of this Lease.

MAINTENANCE, REPAIRS AND OPERATING EXPENSES

You, at your sole cost and expense, will: (1) maintain the Vehicle in accordance with the manufacturer's maintenance schedule and have documentation as proof;
(2) immediately make all necessary and required repairs and purchase only manufacturer approved parts which will accrue to our benefit and become our property; (3) pay all costs and expenses of whatever nature resulting from the use and operation of the Vehicle, including, but not limited to, expenses for gasoline, oil, lubrication, antifreeze, adjustments, tune-ups, repairs, tires, tubes, storage, parking, washing, tools, tolls, fines, towing and servicing of any kind; and (4) comply with all recall notices.

VEHICLE THEFT, LOSS OR DESTRUCTION

If the Vehicle is stolen and not recovered, lost or otherwise totally destroyed, this Lease will, at our option: (1) terminate, subject to the special Early Termination liability provisions in this section; or (2) continue with a substitute Vehicle of equal value and comparable condition, mileage and accessories.

If the Lease is terminated under this section and we receive the insurance proceeds to compensate for the total loss of the Vehicle, then you agree to pay the following Early Termination charges rather than the charges in the EARLY TERMINATION AND DEFAULT CHARGES section: (1) You will immediately pay us all Monthly Lease Payments that are past due at the time of early termination, plus any other amounts that are past due under this Lease; and (2) you will also immediately pay us the amount of any deductible that was subtracted from the insurance proceeds we received for the total loss of the Vehicle.

            [ILLEGIBLE] Lease, or the insurance company refuses to insure you or others operating the Vehicle;

      (5) You have made any material misrepresentations on your Lease Application concerning credit or insurance information;

      (6) Your driver's license is suspended, revoked, canceled, or is otherwise restricted;

      (7)   YOU ASSIGN, TRANSFER, OR SUBLEASE THE VEHICLE;

      (8) You fail to return the Vehicle at the end of the lease term or earlier as agreed in this Lease;

      (9)   You die or are declared incompetent;

      (10)  You fail to notify us in writing within thirty days after you move.

If you default, we will have all the rights and remedies provided by law. We will have the right to sue you for damages, terminate the Lease and take the Vehicle without prior demand unless otherwise provided by law. We may require you to return the Vehicle or make it available to us at a location that is reasonably convenient for both of us. If we take the Vehicle, we may enter the premises where the Vehicle is stored and remove it. However, we may not breach the peace or unlawfully enter onto your premises in doing so. We may take any property in the Vehicle at the time of retaking and hold it for you. Our retaking of the Vehicle does not release you from any obligation under the Lease.

EARLY TERMINATION AND DEFAULT CHARGES

a. We may terminate this Lease at any time if you are in default. If you are not in default, you can terminate this Lease at any time. Unless otherwise provided in the VEHICLE THEFT, LOSS OR DESTRUCTION section, the following charges apply if this Lease is terminated (by you or by us) before the end of the scheduled lease term.

On early termination you will pay the sum of:

      (1)   A $250 Administration Fee;

      (2) All Monthly Lease Payments and any other amounts that are due or past due at the time of early termination;

      (3)   Any official fees and taxes imposed in connection with the Lease;

      (4) The remaining Lease payments plus the estimated value of the Vehicle at the end of the scheduled lease term, discounted by the present value of the original yield of the Lease;

      (5) Any reasonable court costs, attorneys' fees and other collection costs that we pay to recover and/or sell the Vehicle, unless prohibited by law. (We will not collect attorneys' fees if this Lease is governed by North Dakota law.);

      (6) An ET Charge equal to the number of Monthly Rental payments is shown in the chart below, which is based on the percentage of months in the lease term which have expired (this percentage is calculated by dividing the number of months expired in the Lease term by the total number of months in the Lease term).

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% of Months in Leased                                ET Charge = Monthly Rental
Term Expired                                         amount X this Number

If the original term is 0-36 months:
       0 - 50%                                                  1.00
       51 - 75%                                                 0.75
       76 - 89%                                                 0.50
       90 - 100%                                                0.00

If the original term is 37-48 months:
       0 - 50%                                                  1.50
       51 - 75%                                                 1.25
       76 - 89%                                                 1.00
       90 - 100%                                                0.00

If the original term is 49-60 months:
       0 - 50%                                                  1.75
       51 - 75%                                                 1.50
       76 - 89%                                                 1.25
       90 - 100%                                                0.00
--------------------------------------------------------------------------------

Once the Vehicle is returned or recovered, we will sell it in a commercially reasonable manner. We will compare the sale price with the sum of items (1) through (8) above. If the sale price is less than the sum of items (1) through
(8), you will pay us the difference. You agree that we may use your refundable Security Deposit to help pay this amount.

b. The charges in this section take into account the value of the Vehicle. If you do not agree with the value we assign to it, you may get a professional appraisal of its wholesale fair market value at the time of sale. We must both agree to the neutral third party appraiser that you use. You agree to pay for the appraisal. If you get an appraisal, we will use the appraised value as the Vehicle's "sale price" to figure your total charges for early termination.

FEES AND TAXES

Total estimated amount you will pay during the lease term for official fees, registration, certificate of title, license fees and taxes $1379.48

OPTIONS TO PURCHASE

You have the following options to purchase the Vehicle:

- Option One - Before the End of the Lease Term. You may purchase the Vehicle at any time during the lease term if at the time: (1) the Lease has not already been terminated; (2) all payments and monies then due have been paid; and (3) you are not otherwise in default on the Lease. The purchase price of the Vehicle may be obtained by calling us. The purchase price will be the sum of items (1) through (6) in the EARLY TERMINATION AND DEFAULT CHARGES section, subsection a. You also agree to pay any sales and any other taxes, official fees and the amounts necessary to prepare the Vehicle to conform with any legal requirements for sale.

Option Two - End of the Lease Term. If the Lease has not been terminated and all payments and monies due under the terms of the Lease have been paid, you will have the option to purchase the Vehicle at the end of the lease term for $22228.00. In addition to this purchase price, you will pay any sales and any other taxes, official fees and the amounts necessary to prepare the Vehicle to conform with the legal requirements for sale. In order to exercise this option, you must notify us in writing at least 60 days before the end of lease term.

OPTIONS AT END OF THE LEASE TERM

You have the following options at the end of the scheduled Lease term:

- Option One - Purchase the Vehicle. If the Lease has not been terminated and all payments and monies due under the terms of the Lease have been paid, you will have the option to purchase the Vehicle at the end of the lease term as described in the OPTIONS TO PURCHASE section, Option Two - End of the Lease Term.

- Option Two - Return the Vehicle. If you have not terminated early, or chosen to purchase the Vehicle, you agree to return it on the last day of the scheduled lease term. You agree to return the Vehicle to a location acceptable to us. For your convenience, you may return the Vehicle up to 7 days before the end of the scheduled lease term. Returning the Vehicle during this convenience period will not result in any early termination credits or charges.

At the time you return the Vehicle, or as soon as the charges can reasonably be determined, you agree to pay: (i) a $350.00 Vehicle Return Charge; (2) the costs we incur to make any necessary repairs, replacements and other charges so that the Vehicle meets the standards in the STANDARDS OF WEAR AND TEAR section (below); (3) any excess mileage charges due under the STANDARDS OF WEAR AND TEAR section; and (4) any other amounts due and payable under this Lease.

STANDARDS OF WEAR AND TEAR

If you return the Vehicle at the end of the scheduled lease term (see OPTIONS AT END OF THE LEASE TERM, Option Two - Return the Vehicle), we will apply the following standards and charges for excess wear and use:

(1) Except for reasonable wear and use, the Vehicle will be in good condition together with all original accessories and options when returned. The Vehicle must pass any inspection then required by law. The odometer must reflect the actual mileage. In the event (i) the Vehicle shows any evidence that the odometer has been adjusted, altered, disconnected or otherwise tampered with or
(ii) the actual mileage cannot be determined due to the mechanical failure of the odometer, the Vehicle's actual mileage (used to figure excess mileage charges) shall be determined by adding 100,000 miles to the mileage then showing on the odometer. The Vehicle will have a matching set of tires with at least 25% of the tread remaining. The engine, drive train and other mechanical and electrical parts shall operate properly and not be damaged. There will be no scratches, dents, pits, rust areas, mismatches of paint or cracks in the fenders, bumpers, grill, hood, trunk or roof. There will be no cracks in the windshield or windows and the interior will not be damaged. No special identification will appear on the Vehicle.

[ILLEGIBLE]
Insurance is provided by:
Insurance Company:            AllState
Policy Number                 03003 6646
Agent's Name                  Paul Jones
Agent's Tel. Number           755-4100
Name of Lessee Insured        DISPLAY ARTS INC
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You acknowledge that the above information is true and correct. You authorize the Lessor, its Assignee, and their agents to verify this information with the above insurance company at any time during the Lease term. You also agree to notify us in writing if any of this information changes.

/s/ Display Arts                          /s/ [ILLEGIBLE]
---------------------------               ----------------------------
Lessee                                    Co-Lesse

By: /s/ [ILLEGIBLE]                       By:
    -----------------------                   -------------------------

Title:                                    Title:
       --------------------                      ----------------------
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INITIAL FOR BUSINESS PURPOSE LEASE

By initialing below, you represent that the Vehicle will be used primarily for BUSINESS purposes. This representation replaces all promises in this Lease that the Vehicle is used primarily for personal, family or household use. (See VEHICLE USE AND AUTHORITY TO OPERATE section.) You understand that we are relying on your representation to create the terms of this Lease.

                  ----------------        -------------------

                  ----------------        -------------------

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SIGNATURES
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YOU AGREE TO ALL THE PROVISIONS ON BOTH SIDES OF THIS LEASE AND YOU REPRESENT
THAT YOU HAVE READ BOTH SIDES OF THIS LEASE. DO NOT SIGN THIS AGREEMENT UNLESS ALL BLANK SPACES ARE COMPLETED. YOU ALSO ACKNOWLEDGE THAT YOU HAVE RECEIVED A COMPLETED COPY OF THIS AGREEMENT. THIS AGREEMENT IS NOT VALID UNLESS SIGNED BY BOTH LESSOR AND LESSEE. IF THERE ARE TWO OR MORE LESSEES, YOU ARE JOINTLY AND SEVERALLY LIABLE FOR THE OBLIGATIONS UNDER THIS LEASE.

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LESSEE
--------------------------------------------------------------------------------

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NAME     DISPLAY ARTS INC
STREET   30 S. MAIN ST
CITY     MEMPHIS        STATE     TN          ZIP     38103

/s/ Display Arts Inc
-----------------------------------
Signature of Lessee

By: [ILLEGIBLE]              Title:
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CO-LESSEE
--------------------------------------------------------------------------------
NAME     WILLIAM G. WATTERS
STREET   109 N. MAIN
CITY     MEMPHIS        STATE     TN          ZIP     38103

/s/ [ILLEGIBLE]
-----------------------------------
Signature of Co-Lessee

By:                          Title:
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LESSOR
--------------------------------------------------------------------------------
NAME     BANK ONE KENTUCKY VEH LEASING
STREET   P.O. BOX 37363
CITY     LOUISVILLE     STATE     KY          ZIP     40232-7363


-----------------------------------
Signature

BY:      /s/ Darlene F. Mays
TITLE:   [ILLEGIBLE]

BANK ONE is an affiliate of BANC ONE CORPORATION, Columbus, OH
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